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                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

Scudder New Asia Fund, Inc.


                                                               September 1, 1999


To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 9:00 a.m., eastern time, on Wednesday, October 20, 1999, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect four Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Daniel Pierce

Nicholas Bratt                                             Daniel Pierce
President                                                  Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                           SCUDDER NEW ASIA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 9:00 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of two years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action of the Board of Directors in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 25, 1999 are entitled to vote at the meeting and any adjournments thereof.


                                       By order of the Board of Directors,
                                       John Millette, Secretary

September 1, 1999



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 9:00 a.m., eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 1, 1999 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 25, 1999 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 8,804,755 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1998 and a copy of the semiannual report for the six-month period ended June 30, 1999, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                         (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Directors of the Fund (Classes I and II) to serve for a term of three years (two years in the case of Kenneth C. Froewiss), or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Each of the nominees, except for Kesop Yun and Kenneth C. Froewiss, is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.


Class II - Nominees to serve until 2002 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Hugh T. Patrick (69)      R.D.     Calkins      Professor     of       1993           1,669      Less than
                          International    Business,    Graduate                                 1/4 of 1%
                          School    of    Business,     Columbia
                          University;    Director,   Center   on
                          Japanese    Economy   and    Business,
                          Columbia   University;    Co-Director,
                          APEC    Study     Center,     Columbia
                          University;    and   Director,   Japan
                          Society.  Mr. Patrick currently serves
                          on the  board of one  additional  fund
                          managed by Scudder Kemper.

William H. Luers (70)     Chairman   and    President,    United       1998           500        Less than
                          Nations   Association  of  The  United                                 1/4 of 1%
                          States  of  America;   President,  The
                          Metropolitan  Museum of Art  (1996-99);
                          Director;   IDEX  Corporation   (liquid
                          handling    equipment    manufacturer);
                          Wickes   Lumber    Company    (building
                          materials);  StoryFirst Communications,
                          Inc.   (owns   television   and   radio
                          stations   in  Russia   and   Ukraine);
                          Transco  Energy  Company  (natural  gas
                          transmission  company,  until 1995) and
                          the  Discount  Corporation  of New York
                          (bond trading,  until 1993).  Mr. Luers
                          serves on the boards of  certain  other
                          funds managed by Scudder Kemper.


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Kesop Yun (54)            Dean,      College     of     Business       --             --            --
                          Administration,     Seoul     National
                          University,   Seoul,  Korea;  Visiting
                          Professor  of London  Business  School
                          (1997-98);       President,      Korea
                          Securities    &   Economy    Institute
                          (1994-95);    President,   Korea   Tax
                          Association (1994-95).

Class I - Nominee to serve until 2001 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Kenneth C. Froewiss (53)  Visiting  Professor of Finance,  Stern       --             --             --
                          School   of    Business,    New   York
                          University;  Managing  Director,  J.P.
                          Morgan   (investment   banking   firm)
                          (until 1996).  Mr.  Froewiss serves on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class I and III Directors do not expire this year. Mr. Froewiss, if elected, will be designated as a Class I Director. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III - Directors serving until 2000 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Robert J. Callander (68)  Director,      ARAMARK     Corporation      1994            500          Less than
                          (diversified   service   corporation),                                   1/4 of 1%
                          Barnes  Group,   Inc.   (manufacturing
                          company)  and  Omnicom   Group,   Inc.
                          (advertising    and     communications
                          company);  Member,  Council on Foreign
                          Relations;      Managing     Director,
                          Metropolitan     Opera    Association;
                          Trustee,    Drew    University;    and
                          Visiting Professor/Executive-in-Residence,
                          Columbia  Business  School,   Columbia
                          University.  Mr.  Callander  serves on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Kathryn L. Quirk (46)*+   Managing  Director  of Scudder  Kemper       1996           413 (2)    Less than
                          Investments,  Inc. Ms. Quirk serves on                                 1/4 of 1%
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Class I - Directors serving until 2001 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Daniel Pierce (65)*+      Chairman   of  the   Board;   Advisory      1991         24,288 (3)       .27%
                          Managing  Director  of Scudder  Kemper
                          Investments,   Inc.;   and   Director,
                          Fiduciary   Trust  Company  (bank  and
                          trust  company) and Fiduciary  Company
                          Incorporated     (bank    and    trust
                          company).  Mr.  Pierce  serves  on the
                          boards of certain  other funds managed
                          by Scudder Kemper.

Sheryle J. Bolton (53)    Chief Executive  Officer and Director,       1998           --             --
                          Scientific Learning  Corporation;  and
                          President    and    Chief    Operating
                          Officer,   Physicians'   Online,  Inc.
                          (electronic  transmission  of clinical
                          information       for      physicians)
                          (1994-95).  Ms.  Bolton  serves on the
                          boards of certain  other funds managed
                          by Scudder Kemper.

All Directors and Officers as a group                                              46,413 (4)      .52%


---------------------------
 * Persons considered by the Fund and its counsel to be "interested persons" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Pierce and Ms. Quirk are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because they are Officers of the Fund or both.
 + Mr. Pierce and Ms. Quirk are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2) Ms. Quirk's shares are owned by members of her family as to which she shares investment and voting power.
(3) Mr. Pierce's total includes 8,133 shares held in a fiduciary  capacity.
(4) The total for the group includes 27,467 shares held with sole investment and voting power and 18,946 shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1998, its reporting persons complied with all applicable filing requirements except that Form 3 on behalf of William H. Luers and Sheryle Bolton and Form 4 on behalf of Nicholas Bratt and Daniel Pierce were filed late.

     According to filings with the SEC on Schedule 13G made in March 1999, Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc., 6620 West Broad Street, Suite 300, Richmond, Virginia 23230-1720 reported beneficial ownership of 559,000 shares, or 6.4% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1999 no person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

     James W. Morley, Robert G. Stone, Jr. and William H. Gleysteen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board decisions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone and Gleysteen had served as Directors of the Fund since 1986. Messrs. Morley, Stone and Gleysteen retired as Directors in 1993, 1994 and 1998, respectively, in accordance with the Board of Directors' retirement policy.

Committees of the Board -- Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1998.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors"), as defined in the 1940 Act, which last met on April 27, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on July 20, 1999 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Mr. Pierce and Ms. Quirk, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:


                                                                                                Year First
                                           Present Office with the Fund;                       Became an
             Name (Age)                 Principal Occupation or Employment (1)                 Officer (2)
             ----------                 --------------------------------------                 -----------

Elizabeth J. Allan (46)            Vice President; Senior Vice President of Scudder Kemper        1989
                                   Investments, Inc.

Nicholas Bratt (51)                President; Managing Director of Scudder Kemper                 1984
                                   Investments, Inc.

Bruce H. Goldfarb (34)             Vice President and Assistant Secretary; Senior Vice            1997
                                   President of Scudder Kemper Investments, Inc. since
                                   February 1997; previously practiced law with the law firm
                                   of Cravath, Swaine & Moore.

Theresa Gusman (39)                Vice President; Senior Vice President of Scudder Kemper        1996
                                   Investments, Inc. since 1995; previously a Vice
                                   President, Arnhold and S. Bleichroeder.

Judith A. Hannaway (46)            Vice President; Senior Vice President of Scudder Kemper        1997
                                   Investments, Inc. since February 1995; previously a
                                   Senior Vice President in the Investment Banking Group of
                                   Kidder Peabody & Company.

John R. Hebble (41)                Treasurer; Senior Vice President of Scudder Kemper             1998
                                   Investments, Inc.

Ann M. McCreary (42)               Vice President; Managing Director of Scudder Kemper            1998
                                   Investments, Inc.

John Millette (37)                 Vice President and Secretary; Assistant Vice President of      1999
                                   Scudder Kemper Investments, Inc.

Caroline Pearson (37)              Assistant Secretary; Senior Vice President of Scudder          1998
                                   Kemper Investments, Inc. since September 1997; previously
                                   practiced law with the law firm of Dechert Price & Rhoads.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $71,178, including expenses, for the fiscal year ended December 31, 1998. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder Kemper.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).


                                               Compensation Table
                                    for the year ended December 31, 1998
-----------------------------------------------------------------------------------------------------------------
          (1)                       (2)                     (3)              (4)                 (5)

                                                                                      Aggregate Compensation as
                                 Aggregate                                              a Director/Trustee of
                                Compensation                                              the Fund and Other
                         as a Director of the Fund                                       Scudder Kemper Funds

                                                                           Estimated
                                                         Pension or          Annual
                                         Paid by     Retirement Benefits    Benefits                 Paid by
   Name of Person,          Paid by     Scudder      Accrued As Part of        Upon      Paid by     Scudder
     Position               Fund        Kemper*        Fund Expenses       Retirement    Funds       Kemper*
-----------------------------------------------------------------------------------------------------------------
Paul Bancroft III,        $12,250          $0               N/A              N/A       $174,200         $8,925
Director**                                                                             (23 funds)
-----------------------------------------------------------------------------------------------------------------
Sheryle J. Bolton,        $0               $0               N/A              N/A       $149,050             $0
Director***                                                                            (21 funds)
-----------------------------------------------------------------------------------------------------------------
Robert J. Callander,      $12,250          $0               N/A              N/A       $37,600              $0
Director                                                                               (3 funds)
-----------------------------------------------------------------------------------------------------------------
Thomas J. Devine,         $11,500          $0               N/A              N/A       $162,450         $8,925
Director[                                                                              (22 funds)
-----------------------------------------------------------------------------------------------------------------
William H. Gleysteen,     $12,250          $0             $6,208+          $6,000+     $123,200         $4,675
Jr., Director[                                                                         (16 funds)
-----------------------------------------------------------------------------------------------------------------
William H. Luers,         $0               $0               N/A              N/A       $157,050         $8,925
Director***                                                                            (24 funds)
-----------------------------------------------------------------------------------------------------------------
Wilson Nolen,             $12,250          $0               N/A              N/A       $189,075         $6,375
Director**                                                                             (24 funds)
-----------------------------------------------------------------------------------------------------------------
Hugh T. Patrick,          $12,250          $0               N/A              N/A       $24,000              $0
Director                                                                               (2 funds)

* During 1998 Scudder Kemper voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Zurich Insurance Company and B.A.T Industries p.l.c., which was consummated on September 8, 1998.

** In accordance with the Board of Directors' retirement policy, Mr. Nolen is not standing for reelection. In addition, Mr. Bancroft has indicated that he intends to resign from the Board as of October 20, 1999.

*** Ms. Bolton and Mr. Luers became members of the Board on October 28, 1998.

[ In accordance with the Board of Directors' retirement policy, Messrs. Devine and Gleysteen retired from the Board on October 28, 1998.

+ Retirement benefits accrued and proposed to be paid as additional compensation for serving on the Board of the Japan Fund, Inc.

Kenneth C. Froewiss, a nominee for Director of the Fund, received $12,250 during 1998 for serving on the Board of one other fund advised by Scudder Kemper.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 20, 1999, the Board of Directors of the Fund, including a majority of the Noninterested Directors, recommended to stockholders the selection of PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended December 31, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President, Chief Investment Officer and Director, Laurence Cheng* is a Director, Gunther Gose* is a Director and William H. Bolinder[ is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as the Chairman and Chief Executive Officer of Zurich Financial Services Group ("Zurich"); the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

     On September 7, 1998, the businesses of the Zurich Group (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. Zurich Financial Services Group is 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of Zurich Financial Services Group and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW1A 1RW, United Kingdom.

------------------------
*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

[   1400 American Lane, Schaumburg, Illinois

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no
outstanding   non-voting   securities  of  the  Investment  Manager.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 20, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder  Proposals

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by May 3, 2000. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2000 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 18, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By  order of the  Board of Directors,

John  Millette
Secretary

345 Park Avenue
New York,  New York 10154

September 1, 1999

PROXY                      SCUDDER NEW ASIA FUND, INC.                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders -- October 20, 1999

   The undersigned hereby appoints Robert J. Callander, Bruce H. Goldfarb and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder New Asia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 9:00 a.m., eastern time, and at any adjournments or postponements thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed on the reverse side.

1. The election of Directors:

FOR all nominees listed below                      WITHHOLD AUTHORITY
(except as marked to the contrary below /    /     to vote for all nominees
                                                     listed below /    /

Nominees: Class II:  Hugh T. Patrick, William H. Luers and Kesop Yun.
   Class I:  Kenneth C. Froewiss.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


               ---------------------------------------------

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent
   accountants:                     FOR /    /   AGAINST /    /   ABSTAIN /    /

The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting and any adjournments thereof.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /

                            PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                            NO POSTAGE IS REQUIRED


Please sign exactly as      Signature:.................. Date:............, 1999
your name or names appear.
When signing as attorney,
executor, administrator,
trustee or guardian,
please give you full title
as such.
                            Signature:.................. Date:............, 1999